HOME EQUITY LOAN-BACKED TERM NOTES,
                                 SERIES 2004-HS2



                           GMAC RFC (GRAPHIC OMITTED)



                           $604,125,000 (APPROXIMATE)




                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    Depositor

                         RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer



                     GMAC RFC Securities (GRAPHIC OMITTED)


Any transactions in the certificates will be effected through Residential Funding Securities Corporation



--------------------------------------------------------------------------------
This Information was prepared by Greenwich Capital Markets, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION



--------------------------------------------------------------------------------
 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.




--------------------------------------------------------------------------------
This Information was prepared by Greenwich Capital Markets, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


PRELIMINARY TERM SHEET                                                 DATE PREPARED: JUNE 16, 2004

                   RFMSII HOME EQUITY LOAN-BACKED TERM NOTES,
                                 SERIES 2004-HS2
                            $604,125,000(APPROXIMATE)

                             PUBLICLY OFFERED NOTES
---------- ------------- --------- ------------- ----------- ------------ ------------- ------------- -------------
  Class      Expected     Interest  Principal     Expected    Expected      Expected                    Expected
                                                                                           Final
                                                              Principal      Final       Scheduled      Ratings
           Approximate                           WAL           Window       Payment       Maturity     (Moody's /
 (a, b)        Size         Type       Type       (yrs)(b)    (mos)(b)      Date(d)       Date(e)         S&P)
---------- ------------- --------- ------------- ----------- ------------ ------------- ------------- -------------
---------- ------------- --------- ------------- ----------- ------------ ------------- ------------- -------------
A-I-1      $153,000,000   Floating     SEQ       0.90 /       1-22 / 1-22  April 2006    April 2019     Aaa/AAA
                                      0.90
                                                 2.00 /                  7 September     April 2019
A-I-2      $24,200,000     Fixed       SEQ          2.00     22-27 / 22-2     2006                      Aaa/AAA
                                                 3.00 /                  9               April 2019
A-I-3      $71,250,000     Fixed       SEQ          3.00     27-49 / 27-4  July 2008                    Aaa/AAA
                                                 5.00 /                  7               April 2019
A-I-4(c)   $35,270,000     Fixed       SEQ          5.00     49-76 / 49-7 October 2010                  Aaa/AAA
                                                 6.32 /         76-76 /                  June 2034
A-I-5(c)   $20,280,000     Fixed       SEQ          8.96        77-165    October 2010                  Aaa/AAA
                                                 5.48 /         37-76 /                  June 2034
A-I-6      $21,000,000     Fixed       NAS          6.02        37-163    October 2010                  Aaa/AAA
A-II       $279,125,000   Floating Pass Through  3.19 / 3.30 1-103 / 1-178January 2013   June 2029      Aaa/AAA
---------- ------------- --------- ------------- ----------- ------------ ------------- ------------- -------------
 Total     $604,125,000
---------- ------------- --------- ------------- ----------- ------------ ------------- ------------- -------------

(a) Class sizes subject to a variance of +/-5.0%.
(b) The WAL and Payment Windows are shown to the related optional redemption date (as described herein) and to maturity. Loan Group I prepayment speed:
    100% PPC which is defined as 12% CPR building to 30% CPR over the first 12 months, remaining constant at 30% CPR thereafter.
    Loan Group II prepayment speed: 35% CPR, 15% Draw Rate.
(c) The Interest Rate for the Class A-I-4 and Class A-I-5 Notes will increase by 0.50%, subject to the Group I Net WAC Rate, on the second payment date following the first possible optional redemption date for the Group I Loans.
(d) The Expected Final Payment Date is run at the pricing speed to call
(e) For the Class A-I-1, A-I-2, A-I-3 and A-I-4 Notes, the final scheduled maturity date will be calculated assuming no prepayments, losses or delinquencies on the home equity mortgage loans, no termination of the Trust with respect to either loan group on the related optional redemption date, a required overcollateralization amount of $0, and no excess interest on any payment date. For all other Notes, the final scheduled maturity date is the payment date in the month following the latest maturing home equity mortgage loan in the related loan group.



Depositor: Residential Funding Mortgage Securities II, Inc.

Issuer: Home Equity Loan Trust 2004-HS2

Seller and Master Servicer: Residential Funding Corporation, an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: HomeComings Financial Network, Inc., an affiliate of the Depositor.

Advances: There is no required advancing of delinquent principal or interest on the home equity mortgage loans by the Master Servicer, the Subservicer, the Indenture Trustee, the Owner Trustee, the Credit Enhancer or any other entity.

Lead Underwriter: Greenwich Capital Markets, Inc. ("RBS GREENWICH CAPITAL").

Co-Underwriter: Residential Funding Securities, Corporation.

Indenture Trustee: JPMorgan Chase Bank.

Owner Trustee: Wilmington Trust Company.

Rating Agencies:  Standard and Poor's,  a division of The McGraw Hill Companies,
     Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") will rate the Offered Notes.

Credit Enhancer: MBIA, Inc. ("MBIA"), rated Aaa by Moody's and AAA by S&P.

Offered Notes: $153,000,000 adjustable-rate Class A-I-1 Notes and $172,000,000 fixed-rate Class A-I-2 through Class A-I-6 Notes (together, the "CLASS I NOTES"), are being issued concurrently with $279,125,000 of adjustable-rate Class A-II Notes. The Class I Notes are primarily backed by closed-end fixed-rate home equity mortgage loans (the "GROUP I LOANS" or "HELS") and the Class A-II Notes are primarily backed by adjustable-rate home equity revolving lines of credit (the "GROUP II LOANS" or "HELOCS"). The HELs and HELOCs are referred to collectively as the "home equity mortgage loans." The Class I Notes and Class A-II Notes (together the "OFFERED NOTES" ) will be offered by the prospectus supplement.

Variable Funding  Notes:  The trust will also issue Class A-II Variable  Funding
     Notes primarily backed by the Group II Loans (the "VARIABLE FUNDING NOTES"). These Variable Funding Notes will not be offered by the prospectus supplement.

     The Variable Funding Notes, together with the Class A-II Notes, are referred to as the "CLASS II NOTES" and the Class II Notes together with the Class I Notes are referred to as the "NOTES."

Federal Tax Status: The Class I Notes will be designated as REMIC regular interests for tax purposes. The Class II Notes will be characterized as indebtedness.

Form of Registration: The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System in same day funds.

Minimum Denominations: The Offered Notes will be made available in minimum denominations of $25,000.

Cut-off Date: The close of business on June 1, 2004.

Expected Pricing Date: On or about June [18], 2004.

Expected Closing Date: On or about June 29, 2004.

Payment Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in July 2004.

Accrued Interest: The price to be paid by investors for the Class A-I-1 Notes and the Class A-II Notes will not include accrued interest (settling flat). The price to be paid by investors for the Class A-I-2 Notes, Class A-I-3 Notes, Class A-I-4 Notes, Class A-I-5 Notes and Class A-I-6 Notes will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (28 days).

ERISAEligibility: The Offered Notes may be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or
     Section 4975 of the Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Notes.

SMMEA Eligibility: The Offered Notes will not be SMMEA eligible.

Optional  Redemption:  With  respect  to Group I Loans and  Group II Loans,  the
     Master Servicer will have the option to purchase all of the remaining home equity mortgage loans in such loan group or all of the related Notes on the payment date on which the aggregate principal balance of the home equity mortgage loans in such loan group after applying payments received in the related collection period falls below or is equal to 10% of their original aggregate principal balance as of the Cut-off Date. An optional redemption effected with respect to Group I Loans or Group II Loans will not require an optional redemption to be effected in the other group.

Pricing Prepayment Speed: The Offered Notes will be priced based on the following collateral prepayment assumptions:

     GroupI Loans: 12% CPR building approximately 1.64% per month for 12 months to 30% CPR, remaining constant at 30% CPR thereafter.

     Group II Loans 35% CPR, 15% Draw Rate.

Collateral Description:  The home equity mortgage loans will be divided into the
     Group I Loans (fixed-rate , closed-end HELs) and Group II Loans (adjustable-rate, revolving HELOCs). The information below regarding each loan group is based on a preliminary pool of assets. The weighted average characteristics of the final pools are not expected to materially change at closing.

     The "GROUP I LOANS" are comprised of 6,072 fixed-rate, closed-end home equity loans totaling $242,199,555, secured primarily by second liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group I Loans as of the Cut-off Date is expected to be approximately $[325,000,000].

     The "GROUP II LOANS" are comprised of 5,673 adjustable-rate, revolving home equity lines of credit totaling $223,863,628, secured primarily by second liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group II Loans as of the Cut-off Date is expected to be approximately $[275,000,000].

     Approximately 0.81% of the Group I Loans were subject to the Home Ownership and Equity Protection Act (the "Home Ownership Act") and were originated on or before 2/12/2001.

Interest Accrual Period: Class A-I-1 and Class II Notes: from and including the preceding Payment Date (or, for the first distribution period, the Closing
     Date) to but excluding the related Payment Date on an actual/360 basis.

     Classes A-I-2 through A-I-6 Notes: calendar month preceding the related Payment Date on a 30/360 basis.

Payment Delay:  For the Class A-I Notes (other than the Class A-I-1  Notes):  24 days. For the Class A-I-1 Notes and the Class A-II Notes: 0 days.

ClassI Notes:  The "CLASS  A-I-1  INTEREST  RATE" will be equal to the lesser of
     (a) 1-mo. LIBOR plus [ ]% per annum and (b) the Group I Net WAC Rate.

     The Interest Rates for Class A-I-2 through Class A-I-6 Notes will be equal to the lesser of (a) the related fixed-rate coupon for each Class or (b) the Group I Net WAC Rate.

     Any interest shortfalls due to the Group I Net WAC Rate (the "GROUP I NET WAC CAP SHORTFALLS") or prepayment interest shortfalls will carry forward with interest at the related interest rate for such Class I Note and will be reimbursed by excess interest from Loan Group I to the extent available. Any Relief Act shortfalls on the Group I Loans will be allocated to the Class I Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of Excess Interest available for that purpose.

Step-up Coupon: The Interest Rate for the Class A-I-4 and Class A-I-5 Notes will increase by 0.50%, subject to the Group I Net WAC Rate, on the second payment date following the first possible optional redemption date for the Group I Loans.

ClassII Notes:  The "CLASS A-II INTEREST RATE" will be equal to the least of (a)
     1-mo. LIBOR plus [ ]% per annum, (b) [17.25]% per annum, and (c) the Group II Net WAC Rate. Any interest shortfalls on the Class II Notes due to the Group II Net WAC Rate (the "GROUP II NET WAC CAP SHORTFALLS") will carry forward with interest at the Class A-II Interest Rate and will be reimbursed by excess interest from Loan Group II to the extent available. Any Relief Act shortfalls with respect to the Group II Loans will be allocated to the Class A-II Notes and Class A-II Variable Funding Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of excess interest available for that purpose.

Net Mortgage Rate: The "NET MORTGAGE RATE" for any home equity mortgage loan equals the mortgage rate minus (a) the master servicing fee, (b) the subservicing fee and (c) the rate at which the related policy premium is paid.

Net WAC Rate:             The "NET WAC RATE" will be equal to:


(i) With respect to the Class I Notes, the weighted average of the Net Mortgage Rates of the Group I Loans (adjusted in the case of the Class A-I-1 Notes to an effective rate reflecting the accrual of interest on an actual /360 basis) (the "GROUP I NET WAC RATE"). (ii) With respect to the Class II Notes, the weighted average of the Net Mortgage Rates of the Group II Loans adjusted to an effective rate reflecting the accrual of interest on an actual /360 basis (the "GROUP II NET WAC RATE").

Net                       WAC  Cap  Shortfall:  On any  Payment  Date  and  with
                          respect to any class of Notes, the excess,  if any, of
                          (x) interest  that would have accrued on such Notes at
                          the  applicable  note rate without  application of the
                          related Net WAC Rate over (y) interest accrued thereon
                          at the related Net WAC Rate.
Group I Policy and
Group II Policy:          Group I:

                          The Group I financial guaranty insurance policy (the "GROUP I POLICY") will provide 100% coverage of timely interest, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class I Notes. THE GROUP I POLICY WILL NOT COVER ANY
                          PREPAYMENT INTEREST SHORTFALLS OR RELIEF ACT SHORTFALLS NOR ANY REDUCTION IN ACCRUED INTEREST DUE TO THE APPLICATION OF THE NET WAC RATE APPLICABLE TO THE CLASS I NOTES AND IS FOR THE BENEFIT OF THE CLASS I NOTEHOLDERS ONLY.

                          Group II:

                          The Group II financial guaranty insurance policy (the "GROUP II POLICY") will provide 100% coverage of timely interest, principal portions of any allocated realized losses, and ultimate payment of principal by the stated final maturity date for the Class II Notes. THE GROUP II POLICY WILL NOT COVER ANY RELIEF ACT SHORTFALLS NOR ANY REDUCTION IN ACCRUED INTEREST DUE TO THE APPLICATION OF THE NET WAC RATE APPLICABLE TO THE CLASS II NOTES AND IS FOR THE BENEFIT OF THE CLASS II NOTEHOLDERS ONLY.

Credit Enhancement:          Class I Notes:
o       Group I excess interest,
o       Overcollateralization,
o       Group I Policy and
o       Limited cross-collateralization.

                             Class II Notes:
o       Group II excess interest,
o       Overcollateralization,
o       Group II Policy and
o       Limited cross-collateralization.


Excess Interest: Because the mortgagors are expected to pay more interest on the home equity mortgage loans than is necessary to pay interest on the Notes, along with fees and expenses of the trust each month, there may be excess interest. On each payment date this excess interest from the related loan group may be used to protect the Notes against most types of losses by making an additional payment of principal up to the amount of the losses. Excess interest from the non-related loan group may also be available to cover some of these losses.

Overcollateralization:    Group I:

                          On the Closing Date, the initial Overcollateralization Amount for the Group I Loans will be equal to approximately zero. Excess Interest from the fourth month onwards from the Group I Loans will be applied, to the extent not used to cover current or previously unpaid losses, pay the premium to the Credit Enhancer on the Group I Policy or reimburse the Credit Enhancer for prior draws on the Group I Policy, to make accelerated payments of principal to the Class I Notes then entitled to receive payments of principal, until the principal balance of the Group I Loans exceeds the aggregate Note Balance of the Group I Notes by a specified amount. This excess represents Overcollateralization. Initially, the Group I Required Overcollateralization Amount will be equal to 2.00% of the aggregate principal balance of the Group I Loans as of the Cut-off Date. The Group I Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

                          Group II:


                          On the Closing Date, the principal amount of the Class II Notes issued will exceed the principal balance of the Group II Loans by approximately 1.50%. Beginning on the first payment date, any Group II Excess Interest not used to cover current or previously unpaid losses, pay the premium to the Credit Enhancer on the Group II Policy or reimburse the Credit Enhancer for prior draws on the Group II Policy, will be paid as principal to the Class II Notes to reduce the initial undercollateralization to zero and to ultimately build to the initial Group II Required Overcollateralization Amount of 0.75% of the aggregate principal balance of the Group II Loans as of the Cut-off Date. The Group II Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

GroupI Required  Overcollateralization  Amount: With respect to any payment date prior to the Group I Stepdown Date, the "GROUP I REQUIRED OVERCOLLATERALIZATION AMOUNT" will equal 2.00% of the aggregate balance of the Group I Loans as of the Cut-off Date. With respect to any distribution on or after the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal the lesser of (a) the initial Group I Required Overcollateralization Amount and (b) 4.00% of the aggregate principal balance of the Group I Loans, subject to the Group I Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

GroupI Overcollateralization Floor: An amount equal to 0.50% of the balance of the Group I Loans as of the Cut-off Date.

GroupI Stepdown Date: The later of (a) the January 2007 Payment Date and (b) the payment date on which the aggregate principal balance of the Group I Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group I Loans as of the Cut-off Date, subject to the satisfaction of certain conditions specified in the indenture.

GroupII Required  Overcollateralization Amount: With respect to any payment date prior to the Group II Stepdown Date, the "GROUP II REQUIRED OVERCOLLATERALIZATION AMOUNT" will equal 0.75% of the aggregate principal balance of the Group II Loans as of the Cut-off Date. With respect to any payment date on or after the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal the lesser of (a) the initial Group II Required Overcollateralization Amount and (b) 1.50% of the aggregate principal balance of the Group II Loans, subject to the Group II Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

GroupII Overcollateralization Floor: An amount equal to 0.50% of the aggregate principal balance of the Group II Loans as of the Cut-off Date.

GroupII Stepdown Date: The later of (a) the June 2006 Payment Date and (b) the payment date on which the aggregate principal balance of the Group II Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group II Loans, subject to the satisfaction of certain conditions specified in the indenture.

Priority of Distributions
for Group I:

               On each payment date, principal and interest collections with respect to the Group I Loans and payments made under the Group I Policy will be allocated from the payment account in the following order of priority:

(1) To pay accrued interest due on the Class I Notes pro rata, other than prepayment interest shortfalls, Group I Net WAC Cap Shortfalls, and Relief Act Shortfalls;

(2) To pay as principal on the Class I Notes, an amount equal to the Group I principal collection distribution amount for such payment date;

(3) To pay as principal on the Class I Notes, an amount equal to the Group I liquidation loss distribution amount for such payment date;

(4) To pay the Credit Enhancer the premium for the Group I Policy and any previously unpaid premiums for the Group I Policy, with interest;

(5) To reimburse the Credit Enhancer for prior draws made on the Group I Policy, other than those attributable to excess loss amounts, with interest;

(6) Beginning on the payment date in October 2004, to pay as additional principal on the Class I Notes, an amount from excess interest on the Group I Loans, to bring the amount of Overcollateralization up to the Group I Required Overcollateralization Amount for such payment date;

(7) To pay the Credit Enhancer any other amounts owed to it under the Group I Policy;

(8) To pay the Class I Notes any prepayment interest shortfalls on the Group I Loans with respect to the current period or remaining unpaid from any previous collection periods with interest;

(9) To pay the Class I Notes, pro rata, any current period and previously unpaid Group I Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts;

(10) To pay the Class I Notes current period Relief Act shortfalls with respect to the Group I Loans;

(11) To pay principal on the Class II Notes and Variable Funding Notes, pro rata, any current period special hazard, bankruptcy and fraud loss to the extent not covered by current period collections on the Group II Loans; and
     (12) To pay any remaining amounts to the certificateholders.

Priority of Distributions for Group II: On each payment date, principal and interest collections with respect to the Group II Loans and payments made under the Group II Policy will be allocated from the payment account in the following order of priority:

(1) To pay accrued interest on the Class A-II Notes and the Class A-II Variable Funding Notes, pro rata, other than Group II Net WAC Cap Shortfalls or Group II Relief Act Shortfalls;
(2) To pay principal on the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, an amount equal to the Group II principal collection distribution amount for that payment date;
(3) To pay as principal on the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, an amount equal to the Group II liquidation loss distribution amount for such payment date;
(4) To pay the Credit Enhancer the premium for the Group II Policy and any previously unpaid premiums for the Group II Policy, with interest;
(5) To reimburse the Credit Enhancer for certain prior draws made on the Group II Policy, other than those attributable to excess loss amounts, with interest;
(6) To pay principal on the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, an amount from excess interest on the Group II Loans, to bring the amount of Overcollateralization up to the Group II Required Overcollateralization Amount for that payment date;
(7) To pay the Credit Enhancer any other amounts owed to it under the Group II Policy; (8) To pay the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, any current period and previously unpaid Group II Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts from collections relating to the Group II Loans;
(9) To pay the holders of the Class A-II Notes and Class A-II Variable Funding Notes current period Relief Act shortfalls with respect to the Group II Loans;
(10) To pay principal on the Class I Notes any current period special hazard, bankruptcy and fraud loss to the extent not covered by current period collections on the Group I Loans; and
(11)                         To   pay    any    remaining    amounts    to   the
                             certificateholders.

Principal Distributions:  Group I:
                          Amounts distributable as principal on the Class I Notes on each Payment Date will be distributed first, to the holders of the Class A-I-6 Notes based on the Lockout Distribution Percentage of the Group I principal distribution amount, until the principal balance of the Class A-I-6 Notes has been reduced to zero; second, to the holders of the Class A-I-1 Notes, until the principal balance of the Class A-I-1 Notes has been reduced to zero; third, to the holders of the Class A-I-2 Notes, until the principal balance of the Class A-I-2 Notes has been reduced to zero; fourth, to the holders of the Class A-I-3 Notes, until the principal balance of the Class A-I-3 Notes has been reduced to zero; fifth, to the holders of the Class A-I-4 Notes, until the principal balance of the Class A-I-4 Notes has been reduced to zero; sixth, to the holders of the Class A-I-5 Notes, until the principal balance of the Class A-1-5 Notes has been reduced to zero and seventh, to the holders of the Class A-I-6 Notes, until the principal balance of the Class A-I-6 Notes has been reduced to zero.

                          Group II:
                          On each payment date, the Group II principal distribution amount for the related Class A-II Notes and Variable Funding Notes will be distributed to the related Class A-II Notes and Variable Funding Notes pro rata and will equal:
(a) Net Principal Collections from Loan Group II, if the payment date is during the Revolving Period and an amortization event has not occurred; or (b) Principal collections from Loan Group II, if the payment date is after the Revolving Period or an amortization event has occurred.

Lockout Distribution Percentage: For the Class A-I-6 Notes and any Payment Date, the indicated percentage of the Lockout Note Percentage for such payment date:

                          Payment Date Occurring In
                          July 2004 through June 2007     0%
                          July 2007 through June 2009     45%
                          July 2009 through June 2010     80%
                          July 2010 through June 2011     100%
                          July 2011 and thereafter        300%

Lockout Note Percentage: For the Class A-I-6 Notes and any Payment Date, the percentage equal to the aggregate principal balance of the Class A-I-6 Notes immediately prior to such payment date divided by the aggregate principal balance of the Class I Notes immediately prior to such payment date.

Net Principal Collections: With respect to Loan Group II and on any payment date, the excess, if any, of (x) principal collections with respect to Loan Group II for such payment date over (y) the aggregate amount of additional balances for such loan group accumulated during the related collection period and conveyed to the trust.

Revolving Period:  The period  commencing on the Closing Date and ending on June
     30, 2009.

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


----------------------------------------------------------------------------------------------------------
                         CLASS I NOTES WEIGHTED AVERAGE LIFE TABLE (TO 10% CALL)
----------------------------------------------------------------------------------------------------------
                               0 PPC      50 PPC     75 PPC    100 PPC    125 PPC    150 PPC    175 PPC
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)         8.92        1.63       1.15       0.90       0.74       0.63       0.55
  Modified Duration (Years)    8.16        1.59       1.13       0.89       0.73       0.63       0.55
  First Principal Pmt Date   7/25/2004  7/25/2004  7/25/2004  7/25/2004  7/25/2004  7/25/2004  7/25/2004
  Last Principal Pmt Date    4/25/2019  12/25/2007 11/25/2006 4/25/2006  12/25/2005 9/25/2005  7/25/2005
  Principal Window (Months)     178         42         29         22         18         15         13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-2
  Average Life (Years)         14.82       3.91       2.65       2.00       1.60       1.32       1.13
  Modified Duration (Years)    11.17       3.58       2.48       1.89       1.53       1.27       1.09
  First Principal Pmt Date   4/25/2019  12/25/2007 11/25/2006 4/25/2006  12/25/2005 9/25/2005  7/25/2005
  Last Principal Pmt Date    4/25/2019  10/25/2008 5/25/2007  9/25/2006  3/25/2006  11/25/2005 9/25/2005
  Principal Window (Months)      1          11         7          6          4          3          3
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-3
  Average Life (Years)         14.82       6.21       4.08       3.00       2.34       1.89       1.59
  Modified Duration (Years)    10.75       5.32       3.66       2.75       2.18       1.78       1.50
  First Principal Pmt Date   4/25/2019  10/25/2008 5/25/2007  9/25/2006  3/25/2006  11/25/2005 9/25/2005
  Last Principal Pmt Date    4/25/2019  6/25/2013  1/25/2010  7/25/2008  7/25/2007  11/25/2006 7/25/2006
  Principal Window (Months)      1          57         33         23         17         13         11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-4
  Average Life (Years)         14.82      10.85       7.10       5.00       3.78       2.97       2.39
  Modified Duration (Years)    10.12       8.10       5.79       4.30       3.35       2.69       2.20
  First Principal Pmt Date   4/25/2019  6/25/2013  1/25/2010  7/25/2008  7/25/2007  11/25/2006 7/25/2006
  Last Principal Pmt Date    4/25/2019  6/25/2016  11/25/2012 10/25/2010 2/25/2009  2/25/2008  5/25/2007
  Principal Window (Months)      1          37         35         28         20         16         11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-5
  Average Life (Years)         14.82      11.99       8.41       6.32       4.89       3.93       3.16
  Modified Duration (Years)    9.81        8.51       6.53       5.19       4.17       3.44       2.82
  First Principal Pmt Date   4/25/2019  6/25/2016  11/25/2012 10/25/2010 2/25/2009  2/25/2008  5/25/2007
  Last Principal Pmt Date    4/25/2019  6/25/2016  11/25/2012 10/25/2010 5/25/2009  6/25/2008  9/25/2007
  Principal Window (Months)      1          1          1          1          4          5          5
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-6
  Average Life (Years)         11.38       7.24       6.41       5.48       4.57       3.87       3.23
  Modified Duration (Years)    8.28        5.83       5.28       4.64       3.97       3.43       2.91
  First Principal Pmt Date   7/25/2007  7/25/2007  7/25/2007  7/25/2007  7/25/2007  7/25/2007  7/25/2007
  Last Principal Pmt Date    4/25/2019  6/25/2016  11/25/2012 10/25/2010 5/25/2009  6/25/2008  9/25/2007
  Principal Window (Months)     142        108         65         40         23         12         3
----------------------------------------------------------------------------------------------------------






                         CLASS I NOTES WEIGHTED AVERAGE LIFE TABLE (TO MATURITY)
----------------------------------------------------------------------------------------------------------
                              0 PPC       50 PPC      75 PPC    100 PPC   125 PPC    150 PPC    175 PPC
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)         8.92        1.63        1.15      0.90       0.74       0.63       0.55
  Modified Duration (Years)    8.16        1.59        1.13      0.89       0.73       0.63       0.55
  First Principal Pmt Date   7/25/2004   7/25/2004  7/25/2004  7/25/2004 7/25/2004  7/25/2004  7/25/2004
  Last Principal Pmt Date    4/25/2019  12/25/2007  11/25/2006 4/25/2006 12/25/2005 9/25/2005  7/25/2005
  Principal Window (Months)     178         42          29        22         18         15         13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-2
  Average Life (Years)         14.82       3.91        2.65      2.00       1.60       1.32       1.13
  Modified Duration (Years)    11.17       3.58        2.48      1.89       1.53       1.27       1.09
  First Principal Pmt Date   4/25/2019  12/25/2007  11/25/2006 4/25/2006 12/25/2005 9/25/2005  7/25/2005
  Last Principal Pmt Date    4/25/2019  10/25/2008  5/25/2007  9/25/2006 3/25/2006  11/25/2005 9/25/2005
  Principal Window (Months)      1          11          7          6         4          3          3
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-3
  Average Life (Years)         14.82       6.21        4.08      3.00       2.34       1.89       1.59
  Modified Duration (Years)    10.75       5.32        3.66      2.75       2.18       1.78       1.50
  First Principal Pmt Date   4/25/2019  10/25/2008  5/25/2007  9/25/2006 3/25/2006  11/25/2005 9/25/2005
  Last Principal Pmt Date    4/25/2019   6/25/2013  1/25/2010  7/25/2008 7/25/2007  11/25/2006 7/25/2006
  Principal Window (Months)      1          57          33        23         17         13         11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-4
  Average Life (Years)         14.82       11.09       7.23      5.00       3.78       2.97       2.39
  Modified Duration (Years)    10.12       8.22        5.87      4.30       3.35       2.69       2.20
  First Principal Pmt Date   4/25/2019   6/25/2013  1/25/2010  7/25/2008 7/25/2007  11/25/2006 7/25/2006
  Last Principal Pmt Date    4/25/2019   3/25/2018  1/25/2014  11/25/20102/25/2009  2/25/2008  5/25/2007
  Principal Window (Months)      1          58          49        29         20         16         11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-5
  Average Life (Years)         17.94       14.69      12.08      8.96       6.35       4.48       3.41
  Modified Duration (Years)    10.94       9.76        8.51      6.80       5.16       3.85       3.02
  First Principal Pmt Date   4/25/2019   3/25/2018  1/25/2014  11/25/20102/25/2009  2/25/2008  5/25/2007
  Last Principal Pmt Date    5/25/2030   4/25/2019  4/25/2019  3/25/2018 4/25/2015  3/25/2013  9/25/2008
  Principal Window (Months)     134         14          64        89         75         62         17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-6
  Average Life (Years)         11.38       7.27        6.54      6.02       5.64       5.29       4.63
  Modified Duration (Years)    8.28        5.84        5.37      5.01       4.73       4.48       4.01
  First Principal Pmt Date   7/25/2007   7/25/2007  7/25/2007  7/25/2007 7/25/2007  7/25/2007  7/25/2007
  Last Principal Pmt Date    4/25/2019   4/25/2019  4/25/2019  1/25/2018 2/25/2015  1/25/2013  8/25/2011
  Principal Window (Months)     142         142        142        127        92         67         50
----------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------
                          CLASS A-II WEIGHTED AVERAGE LIFE TABLE (TO 10% CALL)
                                       0 CPR    25 CPR    30 CPR    35 CPR    40 CPR   45 CPR    50 CPR
                                DRAW
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)              0%   14.65     3.07      2.49      2.07      1.75     1.50      1.30
Modified Duration (Years)              12.94     2.93      2.39      2.00      1.70     1.46      1.27
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              12/25/20226/25/2012 12/25/201011/25/20091/25/20095/25/2008 10/25/2007
Principal Window (Months)               222       96        78        65        55       47        40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             10%   14.85     4.42      3.41      2.71      2.21     1.83      1.54
Modified Duration (Years)              13.09     4.16      3.24      2.60      2.13     1.77      1.50
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              8/25/2024 12/25/20168/25/2013 7/25/2011 3/25/20103/25/2009 6/25/2008
Principal Window (Months)               242       150       110       85        69       57        48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             15%   14.86     5.35      4.10      3.19      2.55     2.07      1.71
Modified Duration (Years)              13.10     4.99      3.87      3.05      2.45     2.00      1.66
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              8/25/2024 4/25/2019 3/25/2016 1/25/2013 2/25/201111/25/200911/25/2008
Principal Window (Months)               242       178       141       103       80       65        53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             20%   14.86     6.49      4.95      3.83      3.00     2.39      1.93
Modified Duration (Years)              13.10     6.03      4.65      3.63      2.87     2.30      1.87
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              8/25/2024 4/25/2019 4/25/2019 7/25/2015 7/25/20129/25/2010 6/25/2009
Principal Window (Months)               242       178       178       133       97       75        60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             25%   14.87     8.07      6.03      4.62      3.59     2.81      2.23
Modified Duration (Years)              13.11     7.46      5.64      4.36      3.41     2.69      2.15
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              8/25/2024 3/25/2020 4/25/2019 4/25/2019 10/25/20112/25/20114/25/2010
Principal Window (Months)               242       189       178       178      124       90        70
----------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------
                          CLASS A-II WEIGHTED AVERAGE LIFE TABLE (TO MATURITY)
                                       0 CPR    25 CPR    30 CPR    35 CPR    40 CPR   45 CPR    50 CPR
                                DRAW
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)              0%   14.95     3.32      2.70      2.25      1.90     1.63      1.41
Modified Duration (Years)              13.16     3.14      2.58      2.16      1.84     1.58      1.37
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              12/25/20284/25/2019 3/25/2019 9/25/2016 10/25/2014/25/2013 2/25/2012
Principal Window (Months)               294       178       177       147      124       106       92
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             10%   15.04     4.49      3.55      2.86      2.35     1.97      1.66
Modified Duration (Years)              13.23     4.21      3.36      2.73      2.26     1.90      1.61
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              1/25/2029 2/25/2021 4/25/2019 4/25/2019 7/25/20173/25/2015 7/25/2013
Principal Window (Months)               295       200       178       178      157       129       109
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             15%   15.05     5.36      4.16      3.30      2.67     2.20      1.84
Modified Duration (Years)              13.23     5.00      3.92      3.14      2.56     2.12      1.78
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              1/25/2029 3/25/2023 6/25/2020 4/25/2019 4/25/20199/25/2016 7/25/2014
Principal Window (Months)               295       225       192       178      178       147       121
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             20%   15.05     6.50      4.96      3.87      3.08     2.50      2.05
Modified Duration (Years)              13.24     6.04      4.65      3.66      2.94     2.39      1.98
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              1/25/2029 2/25/2025 5/25/2022 12/25/20194/25/20199/25/2018 10/25/2015
Principal Window (Months)               295       248       215       186      178       171       136
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Average Life (Years)             25%   15.06     8.08      6.04      4.63      3.62     2.88      2.33
Modified Duration (Years)              13.24     7.47      5.64      4.36      3.44     2.75      2.24
First Principal Pmt Date             7/25/2004 7/25/2004 7/25/2004 7/25/2004 7/25/20047/25/2004 7/25/2004
Last Principal Pmt Date              1/25/2029 10/25/20264/25/2024 9/25/2021 6/25/20194/25/2019 9/25/2017
Principal Window (Months)               295       268       238       207      180       178       159
----------------------------------------------------------------------------------------------------------


                 -------------------------------------------------------
                           CLASS A-I-1 NET WAC RATE SCHEDULE
                 -------------------------------------------------------
                                                        NET WAC RATE
                 PERIOD               PAYMENT DATE         (%)(1)
                 -------------------------------------------------------
                         1              7/25/2004           7.828
                         2              8/25/2004           6.565
                         3              9/25/2004           6.565
                         4             10/25/2004           6.783
                         5             11/25/2004           6.564
                         6             12/25/2004           6.783
                         7              1/25/2005           6.564
                         8              2/25/2005           6.564
                         9              3/25/2005           7.267
                         10             4/25/2005           6.564
                         11             5/25/2005           6.783
                         12             6/25/2005           6.564
                         13             7/25/2005           6.783
                         14             8/25/2005           6.564
                         15             9/25/2005           6.564
                         16            10/25/2005           6.783
                         17            11/25/2005           6.564
                         18            12/25/2005           6.782
                         19             1/25/2006           6.564
                         20             2/25/2006           6.563
                         21             3/25/2006           7.267
                         22             4/25/2006           6.563
                 -------------------------------------------------------
(1) Run at the pricing speed to call.

 ------------------------------------------------------------------------------
                        GROUP II NET WAC RATE SCHEDULE
 ------------------------------------------------------------------------------
                             NET WAC                                NET WAC
    PERIOD    PAYMENT DATE RATE (%)(1)     PERIOD    PAYMENT DATE RATE (%)(1)
                                        ---------------------------------------
 ---------------------------------------
      1        7/25/2004      3.474          36       6/25/2007      5.504
      2        8/25/2004      2.914          37       7/25/2007      5.687
      3        9/25/2004      5.500          38       8/25/2007      5.504
      4        10/25/2004     5.684          39       9/25/2007      5.504
      5        11/25/2004     5.501          40       10/25/2007     5.687
      6        12/25/2004     5.685          41       11/25/2007     5.504
      7        1/25/2005      5.502          42       12/25/2007     5.687
      8        2/25/2005      5.503          43       1/25/2008      5.504
      9        3/25/2005      6.093          44       2/25/2008      5.504
      10       4/25/2005      5.503          45       3/25/2008      5.884
      11       5/25/2005      5.687          46       4/25/2008      5.504
      12       6/25/2005      5.503          47       5/25/2008      5.687
      13       7/25/2005      5.687          48       6/25/2008      5.504
      14       8/25/2005      5.503          49       7/25/2008      5.687
      15       9/25/2005      5.503          50       8/25/2008      5.504
      16       10/25/2005     5.687          51       9/25/2008      5.504
      17       11/25/2005     5.503          52       10/25/2008     5.687
      18       12/25/2005     5.687          53       11/25/2008     5.504
      19       1/25/2006      5.503          54       12/25/2008     5.687
      20       2/25/2006      5.503          55       1/25/2009      5.504
      21       3/25/2006      6.093          56       2/25/2009      5.504
      22       4/25/2006      5.504          57       3/25/2009      6.094
      23       5/25/2006      5.687          58       4/25/2009      5.504
      24       6/25/2006      5.504          59       5/25/2009      5.688
      25       7/25/2006      5.687          60       6/25/2009      5.504
      26       8/25/2006      5.504          61       7/25/2009      5.688
      27       9/25/2006      5.504          62       8/25/2009      5.504
      28       10/25/2006     5.687          63       9/25/2009      5.505
      29       11/25/2006     5.504          64       10/25/2009     5.688
      30       12/25/2006     5.687          65       11/25/2009     5.505
      31       1/25/2007      5.504          66       12/25/2009     5.688
      32       2/25/2007      5.504          67       1/25/2010      5.505
      33       3/25/2007      6.093          68       2/25/2010      5.505
      34       4/25/2007      5.504          69       3/25/2010      6.095
      35       5/25/2007      5.687          70       4/25/2010      5.505

                                        (Continued on the next page)
 ------------------------------------------------------------------------------
(1) Assumes Prime is at 4.00%, and is run at the pricing speed to call.

-------------------------------------------------------------------------------
                        GROUP II NET WAC RATE SCHEDULE
-------------------------------------------------------------------------------
                             NET WAC                                NET WAC
   PERIOD     PAYMENT DATE RATE (%)(1)     PERIOD    PAYMENT DATE RATE (%)(1)
                                        ---------------------------------------
----------------------------------------
     71        5/25/2010      5.689          87       9/25/2011      5.507
     72        6/25/2010      5.506          88       10/25/2011     5.691
     73        7/25/2010      5.689          89       11/25/2011     5.508
     74        8/25/2010      5.506          90       12/25/2011     5.691
     75        9/25/2010      5.506          91       1/25/2012      5.508
     76        10/25/2010     5.690          92       2/25/2012      5.508
     77        11/25/2010     5.506          93       3/25/2012      5.888
     78        12/25/2010     5.690          94       4/25/2012      5.508
     79        1/25/2011      5.507          95       5/25/2012      5.692
     80        2/25/2011      5.507          96       6/25/2012      5.508
     81        3/25/2011      6.097          97       7/25/2012      5.692
     82        4/25/2011      5.507          98       8/25/2012      5.509
     83        5/25/2011      5.691          99       9/25/2012      5.509
     84        6/25/2011      5.507         100       10/25/2012     5.692
     85        7/25/2011      5.691         101       11/25/2012     5.509
     86        8/25/2011      5.507         102       12/25/2012     5.693
                                            103       1/25/2013      5.509

-------------------------------------------------------------------------------
(1) Assumes Prime is at 4.00%, and is run at the pricing speed to call.


                      DESCRIPTION OF THE GROUP I COLLATERAL
                         STATISTICAL COLLATERAL SUMMARY

                                         SUMMARY STATISTICS                RANGE (IF APPLICABLE)

      NUMBER OF LOANS:                          6,072

                                                                      MINIMUM               MAXIMUM
      AGGREGATE CURRENT PRINCIPAL
      BALANCE:                              $242,199,555
      AVERAGE CURRENT PRINCIPAL
      BALANCE:                               $39,887.94                $85.95             $499,502.25

      AGGREGATE ORIGINAL PRINCIPAL
      BALANCE:                              $245,208,770
      AVERAGE ORIGINAL PRINCIPAL
      BALANCE:                               $40,383.53              $6,500.00            $500,000.00

      WEIGHTED AVERAGE GROSS LOAN
      RATE:                                    7.494%                  4.990%               14.750%

      WEIGHTED AVERAGE ORIGINAL TERM
      (MONTHS):                                  188                     60                   360
      WEIGHTED AVERAGE REMAINING TERM
      (MONTHS):                                  185                     18                   360

      WEIGHTED AVERAGE ORIGINAL
      COMBINED LTV:                            91.27%                  15.00%               100.00%

      WEIGHTED AVERAGE CREDIT
      SCORE:                                     719                    619                   842

      WEIGHTED AVERAGE BORROWER
      DTI:                                     37.45%                  5.00%                55.00%

      BALLOON LOANS (% OF TOTAL)
      :                                        51.61%

      WEIGHTED AVERAGE JUNIOR
      RATIO:                                   19.83%                  1.64%                100.00%

      LIEN POSITION
      (1ST/2ND):                            2.85%/97.15%

      GEOGRAPHIC DISTRIBUTION (TOP
      5):                                   Texas  19.13%
                                       California  16.44%
                                         Virginia  10.14%
                                       Washington  4.37%
                                         Maryland  4.18%

----- -------------------------------- ----------- ----------------- ----------- ------- -------------- ------



----------------------------------------------------------------------------
        RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
        HOME EQUITY LOAN-BACKED TERM NOTES,
        SERIES 2004-HS2 $604,125,000  (APPROXIMATE)
----------------------------------------------------------------------------

                           CREDIT SCORE AS OF THE DATE OF ORIGINATION OF GROUP I LOANS

----------------------------- ---------- ------------------ ----------- ----------- ----------- ----------- -----------
----------------------------- ---------- ------------------ ----------- ----------- ----------- ----------- -----------
CREDIT SCORE RANGES           NUMBER       CUT-OFF DATE     % OF LOAN   AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED
                                                            GROUP BY
                                                            CUT-OFF
                              OF                            DATE                    AVERAGE     AVERAGE     AVERAGE
                              GROUP                         PRINCIPAL   PRINCIPAL   COMBINED    RESIDUAL    JUNIOR
                                LOANS    PRINCIPAL BALANCE   BALANCE     BALANCE    LTV RATIO     INCOME      RATIO
----------------------------- ---------- ------------------ ----------- ----------- ----------- ----------- -----------
----------------------------- ---------- ------------------ ----------- ----------- ----------- ----------- -----------
 600-619                              1            $43,784       0.02%     $43,784      92.00%     $12,541      12.79%
 620-639                            114          3,930,817        1.62      34,481       85.84       6,376       18.20
 640-659                            430         16,167,543        6.68      37,599       90.68       6,465       20.36
 660-679                            631         24,915,953       10.29      39,486       92.15       5,197       22.14
 680-699                            956         41,531,004       17.15      43,442       92.04       6,021       22.04
 700-719                            868         35,342,603       14.59      40,717       92.06       5,548       20.51
 720-739                            907         36,293,657       14.99      40,015       91.70       5,554       19.27
 740-759                            877         35,385,384       14.61      40,348       91.13       6,061       18.38
 760-779                            771         29,112,517       12.02      37,759       90.87       7,054       17.99
 780-799                            415         15,395,382        6.36      37,097       90.42       6,313       16.51
 800 or Greater                     102          4,080,913        1.68      40,009       82.04       5,587       18.46
----------------------------- ---------- ------------------ ----------- ----------- ----------- ----------- -----------
----------------------------- ---------- ------------------ ----------- ----------- ----------- ----------- -----------
TOTAL                             6,072       $242,199,555     100.00%     $39,888      91.27%      $5,975      19.83%
----------------------------- ---------- ------------------ ----------- ----------- ----------- ----------- -----------


As of the cut-off date, the weighted average Credit Score of the Group I Loans was approximately 719.




                         LOAN RATES OF THE GROUP I LOANS

-------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
RANGE OF LOAN RATES        NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                                      LOAN
                                                      GROUP BY
                                                      CUT-OFF
                           OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                           GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                             LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
-------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
 4.501-  5.000                     1         $44,831      0.02%     $44,831         745      88.00%      $6,090       17.35%
 5.001-  5.500                    29       2,277,186       0.94      78,524         741       78.35       6,732        24.31
 5.501-  6.000                   333      20,968,603       8.66      62,969         747       81.51       9,572        20.37
 6.001-  6.500                   768      32,581,392      13.45      42,424         738       88.14       7,737        16.93
 6.501-  7.000                 1,420      52,982,365      21.88      37,312         732       91.38       5,953        17.71
 7.001-  7.500                 1,009      36,977,318      15.27      36,647         721       92.04       5,061        19.64
 7.501-  8.000                   869      34,738,790      14.34      39,976         711       93.87       5,016        20.64
 8.001-  8.500                   512      20,916,176       8.64      40,852         704       95.54       4,912        20.69
 8.501-  9.000                   356      14,380,509       5.94      40,395         690       95.81       5,927        22.20
 9.001-  9.500                   197       7,032,203       2.90      35,696         686       93.94       4,709        21.79
 9.501-  10.000                  214       7,021,107       2.90      32,809         677       94.09       4,240        20.89
10.001-  10.500                  148       4,680,716       1.93      31,626         672       94.06       4,205        23.38
10.501-  11.000                   90       3,266,772       1.35      36,297         695       92.19       3,962        28.73
11.001-  11.500                   47       1,463,143       0.60      31,131         691       88.22       3,746        29.54
11.501-  12.000                   34       1,341,202       0.55      39,447         688       90.28       5,517        30.36
12.001-  12.500                   22         868,351       0.36      39,471         686       96.62       3,715        30.93
12.501-  13.000                   12         345,476       0.14      28,790         681       97.86       3,907        29.75
13.001-  13.500                    4         134,962       0.06      33,741         667       89.42       2,768        27.20
13.501-  14.000                    4         101,401       0.04      25,350         656       96.62       2,932        24.22
14.001-  14.500                    2          57,885       0.02      28,942         643       92.64       3,641        28.81
14.501-  15.000                    1          19,166       0.01      19,166         626       90.00       3,004        22.47
-------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                          6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
-------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------

As of the cut-off date, the weighted average Loan Rate of the Group I Loans was approximately 7.494% per annum.




                     PRINCIPAL BALANCES OF THE GROUP I LOANS

------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
RANGE OF PRINCIPAL BALANCE      NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                                           LOAN
                                                           GROUP BY
                                                           CUT-OFF
                                OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                                GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                                  LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
    0.01- 25,000.00                 1,844     $34,198,831     14.12%     $18,546         724      91.54%      $4,006       14.37%
   25,000.01- 50,000.00             2,806     100,741,283      41.59      35,902         716       92.71       4,653        18.63
   50,000.01- 75,000.00               960      58,107,690      23.99      60,529         718       91.23       6,090        21.51
   75,000.01- 100,000.00              306      26,577,868      10.97      86,856         719       91.71       7,248        23.27
  100,000.01- 125,000.00               73       8,217,324       3.39     112,566         729       87.74      11,316        26.24
  125,000.01- 150,000.00               46       6,410,138       2.65     139,351         735       85.30      10,092        27.22
  150,000.01- 175,000.00               14       2,308,862       0.95     164,919         730       80.34       9,918        25.07
  175,000.01- 200,000.00               13       2,482,908       1.03     190,993         731       76.66       9,930        31.35
  200,000.01- 225,000.00                1         214,550       0.09     214,550         742       58.00      21,641        24.86
  225,000.01- 250,000.00                3         716,549       0.30     238,850         720       78.49      23,563        40.90
  275,000.01- 300,000.00                3         874,447       0.36     291,482         684       82.56      17,132        20.78
 300,000.01 or Greater                  3       1,349,104       0.56     449,701         745       82.24      39,333        26.43
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                               6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------


As of the cut-off  date,  the average  unpaid  principal  balance of the Group I
Loans was approximately $39,887.94.




                ORIGINAL COMBINED LTV RATIOS OF THE GROUP I LOANS

----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- -----------
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- -----------
RANGE OF ORIGINAL COMBINED    NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED
LTV RATIOS (%)                                           LOAN
                                                         GROUP BY
                                                         CUT-OFF
                              OF                         DATE                   AVERAGE     AVERAGE     AVERAGE
                              GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      RESIDUAL    JUNIOR
                                LOANS       BALANCE       BALANCE    BALANCE      SCORE       INCOME      RATIO
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- -----------
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- -----------
  10.01- 20.00                        2         $76,086      0.03%     $38,043         710      $3,279         N/A
  20.01- 30.00                        2          84,657       0.03      42,328         739       2,255       32.66
  30.01- 40.00                       14         695,101       0.29      49,650         746       3,694       49.35
  40.01- 50.00                       28       1,273,416       0.53      45,479         742       5,231       32.40
  50.01- 60.00                       39       2,454,205       1.01      62,928         723       5,752       28.68
  60.01- 70.00                      112       6,820,740       2.82      60,899         726      12,395       28.90
  70.01- 75.00                       94       4,917,636       2.03      52,315         725       5,965       24.42
  75.01- 80.00                      232      14,430,241       5.96      62,199         719       7,285       25.28
  80.01- 85.00                      285      10,033,136       4.14      35,204         714       6,682       19.45
  85.01- 90.00                    1,702      58,022,684      23.96      34,091         718       7,230       15.79
  90.01- 95.00                    1,956      76,684,803      31.66      39,205         724       5,561       18.42
  95.01-100.00                    1,606      66,706,850      27.54      41,536         714       4,368       22.46
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- -----------
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- -----------
TOTAL                             6,072    $242,199,555    100.00%     $39,888         719      $5,975      19.83%
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- -----------


At origination, the weighted average combined LTV ratio of the Group I Loans was approximately 91.27%.




                        JUNIOR RATIO OF THE GROUP I LOANS

-------------------------------------- --------------- ---------- ----------- ----------- ----------- -----------
-------------------------------------- --------------- ---------- ----------- ----------- ----------- -----------
RANGE OF JUNIOR RATIOS (%)  NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED
                                                       LOAN
                                                       GROUP BY
                                                       CUT-OFF
                            OF                         DATE                   AVERAGE     AVERAGE     AVERAGE
                            GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL
                              LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME
-------------------------------------- --------------- ---------- ----------- ----------- ----------- -----------
-------------------------------------- --------------- ---------- ----------- ----------- ----------- -----------
  00.01- 05.00                     50        $701,947      0.30%     $14,039         730      82.94%      $9,399
  05.01- 10.00                    428       9,717,475       4.13      22,704         722       86.14       7,740
  10.01- 15.00                  1,476      44,538,491      18.93      30,175         724       89.48       6,785
  15.01- 20.00                  2,708     107,463,589      45.67      39,684         724       95.31       5,389
  20.01- 25.00                    588      29,319,190      12.46      49,863         709       90.51       6,689
  25.01- 30.00                    316      16,900,446       7.18      53,482         702       90.98       6,704
  30.01- 40.00                    297      17,782,377       7.56      59,873         704       87.77       5,126
  40.01- 50.00                     83       5,528,177       2.35      66,605         709       87.47       6,573
  50.01- 60.00                     32       2,157,230       0.92      67,413         711       86.36       4,603
  60.01- 70.00                      8         479,611       0.20      59,951         688       65.77       3,019
  70.01- 80.00                      8         375,773       0.16      46,972         713       73.30       3,031
  80.01- 90.00                      5         293,418       0.12      58,684         726       66.08       3,166
  90.01- 100.00                     1          37,300       0.02      37,300         683       50.00         652
-------------------------------------- --------------- ---------- ----------- ----------- ----------- -----------
-------------------------------------- --------------- ---------- ----------- ----------- ----------- -----------
TOTAL                           6,000    $235,295,025    100.00%     $39,216         718      91.91%      $6,007
-------------------------------------- --------------- ---------- ----------- ----------- ----------- -----------
----------------------------

The preceding table excludes Group I Loans secured by first liens on the related mortgaged property. With respect to each Group I Loan secured by a second lien on the related mortgaged property, the junior ratio is the ratio of the original principal balance of such Group I Loan to the sum of (i) the original principal balance of such Group I Loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such Group I Loan.

As of the cut-off date, the weighted average junior ratio of the Group I Loans was approximately 19.83%.




                 ORIGINAL TERM TO MATURITY OF THE GROUP I LOANS

----------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
----------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
RANGE OF MONTHS         NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                                   LOAN
                                                   GROUP BY
                                                   CUT-OFF
                        OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                        GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                          LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
----------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
----------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
  1-  96                       13        $349,427      0.14%     $26,879         707      91.40%      $5,116       19.43%
109- 120                      119       3,815,006       1.58      32,059         707       84.39       4,899        23.94
157- 168                        2          85,479       0.04      42,740         712       98.03       4,048        21.90
169- 180                    5,546     215,050,110      88.79      38,776         720       91.85       5,909        19.26
181- 288                      256      13,623,645       5.62      53,217         712       89.73       5,566        24.69
289- 300                       86       4,019,832       1.66      46,742         704       90.25       9,381        26.00
301 and Over                   50       5,256,056       2.17     105,121         737       76.82       8,004        32.39
----------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
----------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                       6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
----------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
----------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------


As of the cut-off date, the weighted average original term to maturity of the Group I Loans was approximately 188 months.





                                                 REMAINING TERM TO MATURITY OF THE GROUP I LOANS

--------------------------------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
--------------------------------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
RANGE OF MONTHS         NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
REMAINING TO SCHEDULED                            LOAN
                                                  GROUP BY
                                                  CUT-OFF
                       OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                       GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
MATURITY                 LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
--------------------------------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
--------------------------------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
  1-  96                      29        $701,768      0.29%     $24,199         702      89.39%      $4,765       25.23%
 97- 108                       1          29,406       0.01      29,406         678       99.00       5,967        18.19
109- 120                     106       3,520,321       1.45      33,211         708       84.01       5,278        23.06
121- 144                     303       9,170,543       3.79      30,266         709       89.57       4,412        25.88
157- 168                      28       1,092,712       0.45      39,025         717       94.63       8,170        17.33
169- 180                   5,213     204,785,272      84.55      39,284         720       91.95       5,958        18.94
181- 288                     259      13,803,914       5.70      53,297         712       89.69       5,542        24.97
289- 300                      83       3,839,562       1.59      46,260         705       90.45       9,647        25.08
301 and Over                  50       5,256,056       2.17     105,121         737       76.82       8,004        32.39
--------------------------------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
--------------------------------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                      6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
--------------------------------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
--------------------------------- --------------- ---------- ----------- ----------- ----------- ----------- ------------

As of the cut-off date, the weighted average remaining term to maturity of the Group I Loans was approximately 185 months.






                                                    YEAR OF ORIGINATION OF THE GROUP I LOANS

------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
YEAR OF ORIGINATION       NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                                     LOAN
                                                     GROUP BY
                                                     CUT-OFF
                          OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                          GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                            LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
1995                              2         $23,006      0.01%     $11,503         644      97.15%  Not              16.27%
                                                                                                       Avail.*
1996                              1          29,960       0.01      29,960         686      100.00       2,405        37.97
1998                              1          34,097       0.01      34,097         676       66.00      42,229         3.47
2000                            247       7,823,216       3.23      31,673         707       89.49       4,664        27.09
2001                             80       2,065,470       0.85      25,818         712       89.10       3,789        24.40
2002                              2          95,149       0.04      47,575         731       93.99       9,638        14.72
2003                            197       8,368,418       3.46      42,479         720       87.53       6,489        18.54
2004                          5,542     223,760,240      92.39      40,375         720       91.49       6,015        19.54
------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                         6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------

*NOT AVAILABLE AS OF THE CUT-OFF DATE





                                     GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP I LOANS

------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
STATE               NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                               LOAN
                                               GROUP BY
                                               CUT-OFF
                    OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                    GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                      LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
Texas                   1,354     $46,338,722     19.13%     $34,224         735      88.36%      $7,152       16.88%
California                784      39,821,254      16.44      50,792         720       90.21       6,136        18.71
Virginia                  458      24,551,333      10.14      53,606         724       91.06       8,215        19.47
Washington                279      10,578,451       4.37      37,916         718       94.47       4,572        19.92
Maryland                  237      10,114,817       4.18      42,679         721       91.53       6,092        18.46
Florida                   195       8,357,880       3.45      42,861         701       90.82       5,854        23.81
Colorado                  212       7,429,352       3.07      35,044         725       93.29       4,449        17.55
Arizona                   195       7,184,236       2.97      36,842         714       93.74       5,337        20.02
Georgia                   209       6,893,472       2.85      32,983         723       95.19       5,227        18.58
Pennsylvania              151       5,521,096       2.28      36,564         708       91.24       4,617        26.58
Massachusetts             103       5,054,643       2.09      49,074         709       90.67       5,997        17.93
Oregon                    159       5,065,919       2.09      31,861         728       93.43       3,868        21.15
Other                   1,736      65,288,382      26.96      37,609         709       92.51       5,024        22.02
------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                   6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  2%
concentrations individually.






                                                       PROPERTY TYPE OF THE GROUP I LOANS

------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
PROPERTY TYPE                  NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                                          LOAN
                                                          GROUP BY
                                                          CUT-OFF
                               OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                               GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                                 LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
Single Family Residence            3,880    $158,096,522     65.28%     $40,747         716      90.64%      $5,785       21.12%
PUD Detached                       1,440      54,937,989      22.68      38,151         725       91.98       6,616        17.04
Condominium                          400      14,998,288       6.19      37,496         724       93.61       6,442        18.26
PUD Attached                         222       8,790,971       3.63      39,599         728       93.81       5,236        17.34
Multifamily (2-4 Units)               71       2,980,761       1.23      41,983         722       92.48       4,729        17.83
Townhouse                             54       2,266,747       0.94      41,977         722       91.15       5,167        22.32
Townhouse/Row House Detached           2          80,809       0.03      40,405         642       85.25       6,413        21.98
Manufactured Housing                   3          47,468       0.02      15,823         651       85.73       3,466        25.49
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                              6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------




                                                          PURPOSE OF THE GROUP I LOANS

-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
PURPOSE                          NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                                            LOAN
                                                            GROUP BY
                                                            CUT-OFF
                                 OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                                 GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                                   LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
Asset Acquisition                        1         $10,238      0.01%     $10,238         659      90.00%      $2,407       11.11%
Cash                                   701      32,350,383      13.36      46,149         716       84.41       5,552        22.67
Debt Consolidation                   1,323      57,846,610      23.88      43,724         693       91.08       4,429        26.38
Home Improvement                        40       1,913,749       0.79      47,844         725       84.85       5,966        19.81
Home Improvement/Debt Consol             8         322,022       0.13      40,253         712       89.92       4,887        26.85
Other                                   55       2,000,602       0.83      36,375         719       92.67       5,181        19.15
Purchase Money                       2,993     112,433,123      46.42      37,565         733       94.42       6,335        16.62
Rate/Term Refinance                    951      35,322,829      14.58      37,143         720       88.10       7,806        17.19
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                                6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------

                                        LIEN PRIORITY OF THE GROUP I LOANS

-------------------------------------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------------------------- ---------- ----------- ----------- ----------- ----------- ------------
LIEN                             NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                                            LOAN
                                                            GROUP BY
                                                            CUT-OFF
                                 OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                                 GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                                   LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
First Lien                              72      $6,904,530      2.85%     $95,896         748      69.39%      $4,874          N/A
Second Lien                          6,000     235,295,025      97.15      39,216         718       91.91       6,007        19.83
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                                6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
-------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------






                                                   DEBT-TO-INCOME RATIOS OF THE GROUP I LOANS

------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
RANGE OF DEBT-TO-INCOME RATIOS  NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                                           LOAN
                                                           GROUP BY
                                                           CUT-OFF
                                OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                                GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                                  LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
  00.01- 05.00                          1         $25,800      0.01%     $25,800         645      95.00%      $5,124       15.79%
  05.01- 10.00                         10         748,852       0.31      74,885         682       77.47      50,212        31.18
  10.01- 15.00                         47       1,749,045       0.72      37,214         749       81.20      12,036        18.81
  15.01- 20.00                        137       5,083,538       2.10      37,106         736       86.89      12,539        19.36
  20.01- 25.00                        320      12,099,121       5.00      37,810         736       89.72      11,756        18.74
  25.01- 30.00                        719      27,515,572      11.36      38,269         729       90.41       7,629        19.39
  30.01- 35.00                      1,120      43,110,078      17.80      38,491         722       91.48       6,530        19.17
  35.01- 40.00                      1,356      53,196,471      21.96      39,230         717       91.83       5,153        19.58
  40.01- 45.00                      1,631      67,596,810      27.91      41,445         711       91.61       4,430        20.75
  45.01- 50.00                        695      29,323,638      12.11      42,192         718       92.41       3,756        19.94
  50.01- 55.00                         36       1,750,629       0.72      48,629         738       89.01       4,111        17.62
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                               6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
------------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------

As of the cut-off date, the weighted average debt-to-income ratio of the Group I
Loans was approximately 37.45%.






                                                      RESIDUAL INCOME OF THE GROUP I LOANS

------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- -----------
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- -----------
RANGE OF RESIDUAL INCOME       NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED
                                                          LOAN
                                                          GROUP BY
                                                          CUT-OFF
                               OF                         DATE                   AVERAGE     AVERAGE     AVERAGE
                               GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    JUNIOR
                                 LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     RATIO
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- -----------
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- -----------
Not Available                          2         $23,006      0.01%     $11,503         644      97.15%      16.27%
Less than 1,500                      122       3,330,920       1.38      27,303         708       86.56       30.39
1,500 - 1,999                        361       9,751,958       4.03      27,014         713       92.38       22.97
2,000 - 2,999                      1,230      38,852,330      16.04      31,587         716       91.95       22.29
3,000 - 3,999                      1,271      45,796,708      18.91      36,032         714       92.77       20.27
4,000 - 4,999                        975      37,545,289      15.50      38,508         720       91.78       19.20
5,000 - 5,999                        716      31,128,832      12.85      43,476         720       92.00       18.91
6,000 and Greater                  1,395      75,770,512      31.28      54,316         724       89.51       18.19
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- -----------
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- -----------
TOTAL                              6,072    $242,199,555    100.00%     $39,888         719      91.27%      19.83%
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- -----------
------------------------------ ---------- --------------- ---------- ----------- ----------- ----------- -----------

As of the cut-off date, the weighted average residual income of the mortgagors for the Group I Loans was $5,975.




                                                  PREPAYMENT PENALTY TYPE OF THE GROUP I LOANS

----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
PREPAYMENT TERM (MONTHS)      NUMBER      CUT-OFF DATE   % OF       AVERAGE     WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                                                         LOAN
                                                         GROUP BY
                                                         CUT-OFF
                              OF                         DATE                   AVERAGE     AVERAGE     AVERAGE       AVERAGE
                              GROUP        PRINCIPAL     PRINCIPAL  PRINCIPAL   CREDIT      COMBINED    RESIDUAL      JUNIOR
                                LOANS       BALANCE       BALANCE    BALANCE      SCORE     LTV RATIO     INCOME       RATIO
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
None                              4,832    $190,566,744     78.68%     $39,438         724      90.99%      $6,406       18.65%
Other                                 9         466,005       0.19      51,778         698       92.25       7,429        14.93
12                                    7         367,400       0.15      52,486         674       87.52       4,337        22.45
24                                    1          28,382       0.01      28,382         716      100.00       2,399        20.00
36                                1,216      50,493,176      20.85      41,524         701       92.29       4,358        24.20
60                                    7         277,848       0.11      39,693         712       97.45       4,239        23.76
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------
TOTAL                             6,072    $242,199,555    100.00%     $39,888         719      91.27%      $5,975       19.83%
----------------------------- ---------- --------------- ---------- ----------- ----------- ----------- ----------- ------------

-----------------------------------------------------------------------------
        RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
        HOME EQUITY LOAN-BACKED TERM NOTES,
        SERIES 2004-HS2 $604,125,000  (APPROXIMATE)


                     DESCRIPTION OF THE GROUP II COLLATERAL
                         STATISTICAL COLLATERAL SUMMARY

                                                          SUMMARY
                                                        STATISTICS              RANGE (IF APPLICABLE)
       NUMBER OF LOANS:                                    5,673
                                                                              MINIMUM          MAXIMUM
       AGGREGATE CURRENT PRINCIPAL BALANCE:            $223,863,628
       AVERAGE CURRENT PRINCIPAL BALANCE:               $39,461.24           $1,000.00        $500,000.00

       AGGREGATE ORIGINAL PRINCIPAL BALANCE:           $258,834,179
       AVERAGE CREDIT LIMIT BALANCE:                    $45,625.63           $10,000.00       $500,000.00

       WEIGHTED AVERAGE CREDIT UTILIZATION
       RATE:                                              86.49%               1.61%           100.98%

       WEIGHTED AVERAGE MORTGAGE LOAN
       RATE:                                              3.723%               2.000%          10.750%
       WEIGHTED AVERAGE GROSS
       MARGIN:                                            2.396%               0.000%          10.000%
       WEIGHTED AVERAGE MAXIMUM LOAN
       RATE:                                              21.166%             14.000%          25.000%

       WEIGHTED AVERAGE ORIGINAL TERM
       (MONTHS):                                            197                 179              301
       WEIGHTED AVERAGE REMAINING TERM
       (MONTHS):                                            195                  89              300

       WEIGHTED AVERAGE REMAINING MONTHS TO FULLY
       INDEX (MONTHS):                                       2                   0                5

       WEIGHTED AVERAGE REPAYMENT
       PERIOD:                                              24                   0               120

       WEIGHTED AVERAGE ORIGINAL COMBINED
       LTV:                                               87.83%               7.00%           100.00%

       WEIGHTED AVERAGE CREDIT
       SCORE:                                               720                 620              825

       WEIGHTED AVERAGE BORROWER
       DTI:                                               37.53%               2.00%            55.00%

       BALLOON LOANS (% OF TOTAL):                        79.59%

       WEIGHTED AVERAGE JUNIOR
       RATIO:                                             20.22%               2.34%            86.94%

       LIEN POSITION (1ST/2ND)                        1.73% / 98.27 %

       GEOGRAPHIC DISTRIBUTION (TOP 5):           California  20.86%
                                                     Georgia  20.34%
                                                     Florida  15.50%
                                                     Arizona  5.18%
                                                  Washington  4.93%




-----------------------------------------------------------------------------------------------------------------------------------
        RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
        HOME EQUITY LOAN-BACKED TERM NOTES,
        SERIES 2004-HS2 $604,125,000  (APPROXIMATE)
-----------------------------------------------------------------------------------------------------------------------------------

                                         CREDIT SCORE AS OF THE DATE OF ORIGINATION OF THE GROUP II LOANS

------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
CREDIT SCORE RANGES       NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED
                                                    GROUP BY
                                                    CUT-OFF
                                          DATE      DATE                     AVERAGE       AVERAGE    AVERAGE
                          GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   COMBINED     RESIDUAL    JUNIOR
                            LOANS       BALANCE      BALANCE      BALANCE    LTV RATIO     INCOME       RATIO
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
 620-639                         104    $2,920,961       1.30%      $28,086      82.20%       $5,931      16.16%
 640-659                         349    11,631,210        5.20       33,327       88.87        4,788       17.35
 660-679                         652    26,486,682       11.83       40,624       93.42        5,338       19.06
 680-699                         917    37,576,217       16.79       40,977       90.30        6,194       19.87
 700-719                         823    33,238,801       14.85       40,387       88.96        6,778       19.52
 720-739                         844    33,067,133       14.77       39,179       88.23        6,223       19.96
 740-759                         772    31,565,071       14.10       40,887       87.16        7,537       20.89
 760-779                         692    27,350,705       12.22       39,524       84.25        7,689       20.80
 780-799                         436    17,071,688        7.63       39,155       81.95        6,658       23.04
 800 or Greater                   84     2,955,161        1.32       35,180       77.88        3,970       28.06
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
TOTAL                          5,673  $223,863,628     100.00%      $39,461      87.83%       $6,485      20.22%
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------

As of the cut-off date, the weighted average Credit Score of the Group II Loans was approximately 720.




                                               CREDIT LIMIT UTILIZATION RATES OF THE GROUP II LOANS

---------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
RANGE OF CREDIT UTILIZATION (%)NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
 RATES                                                  GROUP BY
                                                       CUT-OFF
                                             DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                             GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                               LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
---------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
  00.01- 10.00                      107      $483,017       0.22%       $4,514         748       72.39%      $7,805       29.78%
  10.01- 20.00                      125     1,127,405        0.50        9,019         738        73.62       8,111        24.40
  20.01- 30.00                      111     1,537,972        0.69       13,856         734        76.38       6,060        24.03
  30.01- 40.00                       99     2,131,693        0.95       21,532         741        72.15       7,069        25.24
  40.01- 50.00                      131     3,635,375        1.62       27,751         738        74.97       8,812        22.47
  50.01- 60.00                      105     3,357,469        1.50       31,976         727        78.38       8,353        22.66
  60.01- 70.00                      105     3,352,860        1.50       31,932         720        78.44       6,490        22.53
  70.01- 80.00                      118     4,393,972        1.96       37,237         717        82.10       6,005        23.15
  80.01- 90.00                      131     5,506,053        2.46       42,031         720        83.09       7,041        19.83
  90.01- 100.00                   4,637   198,199,073       88.54       42,743         719        91.20       6,392        19.11
  100.01 and Over                     4       138,740        0.06       34,685         700        93.46       4,163        20.19
---------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                             5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
---------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------

As of the cut-off date, the weighted average credit utilization rate based on the credit limits of the Group II Loans was approximately 86.49%.




                                                        CREDIT LIMIT OF THE GROUP II LOANS

-------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
-------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
RANGE OF CREDIT LIMIT      NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
                                                     GROUP BY
                                                     CUT-OFF
                                           DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                           GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                             LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
-------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
-------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
    0.01- 25,000.00             1,406   $24,266,014      10.84%      $17,259         716       89.75%      $3,896       13.66%
   25,000.01- 50,000.00         2,570    85,442,900       38.17       33,246         717        91.35       4,615        17.53
   50,000.01- 75,000.00         1,012    56,043,162       25.03       55,379         716        88.88       6,262        20.31
   75,000.01- 100,000.00          493    34,775,402       15.53       70,538         726        82.20       8,726        23.94
  100,000.01- 125,000.00           67     6,985,347        3.12      104,259         733        90.80       9,871        23.28
  125,000.01- 150,000.00           66     7,730,530        3.45      117,129         737        88.39      10,955        27.89
  150,000.01- 175,000.00           18     2,434,558        1.09      135,253         734        86.00      15,352        22.61
  175,000.01- 200,000.00           27     3,807,594        1.70      141,022         745        65.92      19,168        36.84
  225,000.01- 250,000.00            7     1,177,121        0.53      168,160         746        70.42      20,142        31.58
  250,000.01- 275,000.00            1       252,500        0.11      252,500         752        80.00      21,738        12.50
  275,000.01- 300,000.00            3       300,500        0.13      100,167         771        66.00      22,759        27.81
  375,000.01- 400,000.00            1       121,000        0.05      121,000         753        37.00       9,663        63.80
  475,000.01- 500,000.00            2       527,000        0.24      263,500         723        61.88      13,977        50.56
-------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
-------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                           5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
-------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
-------------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------

As of the cut-off date, the total credit limit of the Group II Loans was approximately $258,834,179.




                                                         LOAN RATES OF THE GROUP II LOANS

------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
RANGE OF LOAN RATES (%)   NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
                                                    GROUP BY
                                                    CUT-OFF
                                          DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                          GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                            LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
 1.501-  2.000                     1       $30,000       0.01%      $30,000         767       86.00%      $4,604        6.17%
 2.001-  2.500                     3        52,600        0.02       17,533         748        73.67       3,716        20.38
 2.501-  3.000                 2,790   115,720,945       51.69       41,477         718        84.42       6,604        20.89
 3.001-  3.500                 1,517    59,368,447       26.52       39,135         724        96.59       6,245        18.16
 3.501-  4.000                   307    13,541,510        6.05       44,109         724        88.76       7,358        21.84
 4.001-  4.500                   115     3,057,331        1.37       26,585         744        64.11       9,517        26.10
 4.501-  5.000                   105     2,804,369        1.25       26,708         732        67.18       6,713        21.91
 5.001-  5.500                   129     3,410,058        1.52       26,435         736        84.13       6,163        19.76
 5.501-  6.000                   173     5,552,213        2.48       32,094         745        90.89       6,224        16.92
 6.001-  6.500                   180     6,298,796        2.81       34,993         740        96.26       5,444        18.90
 6.501-  7.000                   111     4,507,441        2.01       40,608         717        96.12       5,955        20.84
 7.001-  7.500                    96     3,843,341        1.72       40,035         698        97.67       5,931        20.49
 7.501-  8.000                    62     2,363,293        1.06       38,118         674        94.45       5,523        17.86
 8.001-  8.500                    64     2,385,365        1.07       37,271         669        97.07       5,239        19.13
 8.501-  9.000                    17       831,706        0.37       48,924         666        98.78       4,263        22.19
 9.001-  9.500                     1        70,080        0.03       70,080         663       100.00       5,030        20.11
 9.501-  10.000                    1         2,932        0.01        2,932         721        90.00       6,118        11.11
10.501-  11.000                    1        23,203        0.01       23,203         634        95.00       2,730        15.79
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                          5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------

As of the cut-off date, the weighted average Loan Rate of the Group II Loans was approximately 3.723% per annum.




                                                     MAXIMUM LOAN RATES OF THE GROUP II LOANS

------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
MAXIMUM LOAN RATE (%)    NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
                                                   GROUP BY
                                                   CUT-OFF
                                         DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                         GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                           LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
14.00                             1       $97,037       0.04%      $97,037         746       76.00%     $13,964       68.27%
16.00                            47     1,335,031        0.60       28,405         709        90.03       5,280        16.16
18.00                         2,707   102,845,899       45.94       37,993         720        87.17       6,675        20.42
20.00                            17       524,280        0.23       30,840         708        87.73       3,974        21.75
21.00                            90     2,788,401        1.25       30,982         703        90.25       4,503        20.72
21.75                            46     1,633,621        0.73       35,513         715        87.91       4,462        22.03
22.20                            17       561,343        0.25       33,020         720        84.88       4,178        24.94
24.00                         2,511   104,527,285       46.69       41,628         721        88.13       6,472        20.02
25.00                           237     9,550,731        4.27       40,298         731        91.24       5,888        19.04
------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                         5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------

As of the cut-off date, the weighted average maximum loan rate of Group II Loans was approximately 21.166%.




                                                ORIGINAL COMBINED LTV RATIOS OF THE GROUP II LOANS

------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
RANGE OF ORIGINAL LTV RATIOS (%)NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED
                                                          GROUP BY
                                                          CUT-OFF
                                                DATE      DATE                     AVERAGE       AVERAGE    AVERAGE
                                GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       RESIDUAL    JUNIOR
                                  LOANS       BALANCE      BALANCE      BALANCE      SCORE       INCOME       RATIO
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
  00.01- 10.00                           5      $121,854       0.05%      $24,371         726       $2,687         N/A
  10.01- 20.00                          13       763,732        0.34       58,749         753       16,628       56.76
  20.01- 30.00                          23       842,615        0.38       36,635         731        7,140       34.12
  30.01- 40.00                          29     1,751,380        0.78       60,392         743       13,508       37.75
  40.01- 50.00                          68     3,091,517        1.38       45,463         743        7,826       35.56
  50.01- 60.00                         105     4,158,999        1.86       39,610         747        8,007       27.12
  60.01- 70.00                         190     9,385,173        4.19       49,396         728       10,072       25.57
  70.01- 75.00                         164     6,624,167        2.96       40,391         725        8,040       20.42
  75.01- 80.00                         402    17,865,874        7.98       44,442         723        8,711       23.67
  80.01- 85.00                         227     6,480,408        2.89       28,548         714        6,483       16.84
  85.01- 90.00                       1,469    46,431,085       20.74       31,607         718        7,390       15.03
  90.01- 95.00                       1,028    40,782,387       18.22       39,672         717        5,607       18.14
  95.01-100.00                       1,950    85,564,437       38.22       43,879         719        5,077       20.83
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
TOTAL                                5,673  $223,863,628     100.00%      $39,461         720       $6,485      20.22%
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------

At origination, the weighted average combined LTV ratio of the Group II Loans was approximately 87.83%.






                                                        JUNIOR RATIOS OF THE GROUP II LOANS

--------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
--------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
RANGE OF JUNIOR RATIOS (%)  NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED
                                                      GROUP BY
                                                      CUT-OFF
                                            DATE      DATE                     AVERAGE       AVERAGE    AVERAGE
                            GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL
                              LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME
--------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
--------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
  00.01- 05.00                      45      $560,977       0.26%      $12,466         723       80.36%      $6,164
  05.01- 10.00                     363     7,961,469        3.62       21,932         714        81.40       8,381
  10.01- 15.00                   1,473    43,986,490       20.00       29,862         720        86.44       7,916
  15.01- 20.00                   2,626   112,363,057       51.08       42,789         720        94.76       5,840
  20.01- 25.00                     593    26,950,350       12.25       45,447         715        86.71       6,426
  25.01- 30.00                     203    10,237,470        4.65       50,431         716        82.01       6,079
  30.01- 40.00                     193     9,969,827        4.53       51,657         725        76.12       6,496
  40.01- 50.00                      64     3,649,174        1.66       57,018         735        71.07       6,121
  50.01- 60.00                      23     2,578,456        1.17      112,107         759        69.73       8,127
  60.01- 70.00                      19     1,508,003        0.69       79,369         751        62.82      11,867
  70.01- 80.00                       2       108,299        0.05       54,150         774        89.48       3,971
  80.01- 90.00                       2       109,590        0.05       54,795         752        56.57       5,141
--------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
--------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
TOTAL                            5,606  $219,983,163     100.00%      $39,241         720       88.53%      $6,532
--------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------

The preceding table excludes Group II Loans secured by first liens on the related mortgaged property. With respect to each Group II Loan secured by a second lien on the related mortgaged property, the junior ratio is the ratio of the original principal balance of such Group II Loan to the sum of (i) the original principal balance of such Group II Loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such Group II Loan.

As of the cut-off date, the weighted average junior ratio of the Group II Loans was approximately 20.22%.




                                                 REMAINING TERM TO MATURITY OF THE GROUP II LOANS

----------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
----------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
RANGE OF MONTHS REMAINING  NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
TO SCHEDULED                                           GROUP BY
                                                        CUT-OFF
                                              DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                              GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
MATURITY                        LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
----------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
----------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
  1-  96                               2       $37,956       0.02%      $18,978         706       91.35%      $2,630       15.29%
 97- 108                               4        66,626        0.03       16,656         687        90.97       8,407        18.28
109- 120                               3        34,630        0.02       11,543         690        56.22       6,576        29.79
121- 144                               3        70,944        0.03       23,648         695        53.72       3,320        11.35
145- 156                               3        67,944        0.03       22,648         738        63.39       7,458        29.66
157- 168                              47     1,069,446        0.48       22,754         751        68.64       5,861        28.76
169- 180                           4,772   190,634,015       85.16       39,948         721        88.93       6,381        19.85
181- 288                              49       796,141        0.36       16,248         735        72.01       8,157        26.64
289- 300                             790    31,085,927       13.89       39,349         717        84.58       7,109        21.13
----------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
----------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
Total                              5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
----------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------

As of the cut-off date, the weighted average remaining term to maturity of the Group II Loans was approximately 195 months.




                                                     YEAR OF ORIGINATION OF THE GROUP II LOANS

----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
YEAR OF ORIGINATION     NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
                                                  GROUP BY
                                                  CUT-OFF
                                        DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                        GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                          LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
1994                             1        $2,996       0.01%       $2,996         704       90.00%      $3,432       17.48%
1995                             1         6,450        0.01        6,450         737        80.00       6,024        10.96
1996                             3        49,786        0.02       16,595         684        79.05       4,530        31.47
1997                             8       116,520        0.05       14,565         722        88.49       8,504        16.87
1998                             6       126,490        0.06       21,082         738        63.60       5,539        38.06
1999                             5        88,899        0.04       17,780         683        66.29       3,129        14.13
2000                             1         9,471        0.01        9,471         749        90.00       2,670        11.11
2001                             4       137,879        0.06       34,470         727        64.73       9,007        30.07
2002                            24       568,474        0.25       23,686         735        64.02       6,361        28.57
2003                           303     8,076,190        3.61       26,654         726        78.86       7,359        23.13
2004                         5,317   214,680,473       95.90       40,376         720        88.60       6,453        19.96
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                        5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------





                                     GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP II LOANS

------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
STATE               NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
                                              GROUP BY
                                              CUT-OFF
                                    DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                    GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                      LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
California                 989   $46,700,531      20.86%      $47,220         721       79.19%      $7,856       21.19%
Georgia                  1,207    45,541,139       20.34       37,731         722        96.83       5,707        18.58
Florida                    844    34,694,399       15.50       41,107         723        91.87       7,397        19.71
Arizona                    295    11,598,500        5.18       39,317         725        90.92       6,530        19.56
Washington                 286    11,036,994        4.93       38,591         728        91.32       5,832        18.73
Colorado                   259     9,842,937        4.40       38,004         727        88.65       5,726        19.69
Michigan                   240     8,174,730        3.65       34,061         707        89.18       5,604        22.15
Virginia                   132     6,002,628        2.68       45,474         718        85.43       6,450        21.88
Other                    1,421    50,271,770       22.46       35,378         715        85.84       5,718        20.91
------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                    5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
------------------------------- ------------- ----------- ------------ ----------- ------------ ----------- ------------

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  2%
concentrations individually.




                                                        PROPERTY TYPE OF THE GROUP II LOANS

------------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
PROPERTY TYPE                  NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
                                                         GROUP BY
                                                         CUT-OFF
                                               DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                               GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                                 LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
------------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
Single Family Residence             3,437  $132,232,700      59.07%      $38,473         719       85.75%      $6,311       20.98%
PUD Detached                        1,437    64,200,867       28.68       44,677         721        91.32       7,373        19.07
Condominium                           477   $15,980,164        7.14       33,501         723        91.70       5,102        18.87
PUD Attached                          200     6,698,406        2.99       33,492         726        90.67       5,007        19.61
Multifamily (2-4 Units)                74     3,156,954        1.41       42,662         723        86.76       5,892        17.81
Townhouse                              45     1,508,041        0.67       33,512         722        90.37       6,579        17.97
Manufactured Housing                    2        47,347        0.02       23,673         724        74.95       4,131        32.71
Townhouse/Row House Detached            1        39,150        0.02       39,150         718        94.00       6,206        15.79
------------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                               5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
------------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------------ ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------

                                       LIEN PRIORITY OF THE GROUP II LOANS

-------------------------------- ----------- ------------ ----------- ------------ ----------- ------------
-------------------------------- ----------- ------------ ----------- ------------ ----------- ------------
LIEN PRIORITY           NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
                                                  GROUP BY
                                                  CUT-OFF
                                        DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                        GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                          LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
First Lien                      67    $3,880,466       1.73%      $57,917         736       49.35%      $3,852          N/A
Second Lien                  5,606   219,983,163       98.27       39,241         720        88.53       6,532        20.22
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                        5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
----------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------





                                                       OCCUPANCY TYPES OF THE GROUP II LOANS

---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
OCCUPANCY (AS INDICATED     NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
BY BORROWER)                                          GROUP BY
                                                       CUT-OFF
                                             DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                             GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                               LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
Primary                           5,431  $218,310,421      97.52%      $40,197         720       87.82%      $6,374       20.36%
Non-Owner Occupied                  147     2,864,287        1.28       19,485         738        88.07       8,353        15.11
Second/Vacation                      95     2,688,921        1.20       28,304         743        88.07      13,547        12.82
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                             5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------






                                                     PRINCIPAL BALANCES OF THE GROUP II LOANS

---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
RANGE OF PRINCIPAL BALANCE   NUMBER OF     CUT-OFF     % OF LOAN    WEIGHTED    WEIGHTED     WEIGHTED    WEIGHTED
                                                       GROUP BY
                                                       CUT-OFF
                                             DATE      DATE          AVERAGE    AVERAGE       AVERAGE    AVERAGE
                             GROUP        PRINCIPAL    PRINCIPAL     CREDIT     COMBINED     RESIDUAL    JUNIOR
                               LOANS       BALANCE      BALANCE       SCORE     LTV RATIO     INCOME       RATIO
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
    0.01- 25,000.00               1,853   $30,054,494      13.43%          719      83.50%       $4,260      18.33%
   25,000.01- 50,000.00           2,449    87,933,985       39.28          718       90.34        4,785       18.71
   50,000.01- 75,000.00             886    54,572,494       24.38          716       89.25        6,368       20.47
   75,000.01- 100,000.00            333    29,861,204       13.34          724       87.65        8,945       22.78
  100,000.01- 125,000.00             64     7,124,729        3.18          735       86.81       10,185       25.45
  125,000.01- 150,000.00             54     7,501,753        3.35          734       87.23       11,520       25.21
  150,000.01- 175,000.00             13     2,137,324        0.95          747       84.76       16,776       21.79
  175,000.01- 200,000.00             15     2,968,654        1.33          739       68.28       20,560       36.27
  225,000.01- 250,000.00              4       956,491        0.43          750       75.45       20,871       29.13
  250,000.01- 275,000.00              1       252,500        0.11          752       80.00       21,738       12.50
 Greater Than 300,000.01              1       500,000        0.22          720       80.00       14,128       52.08
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------
TOTAL                             5,673  $223,863,628     100.00%          720      87.83%       $6,485      20.22%
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ -----------

As of the cut-off date,  the average  unpaid  principal  balance of the Group II
Loans was approximately $39,461.24.




                                                        GROSS MARGINS OF THE GROUP II LOANS

------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
RANGE OF GROSS MARGIN (%) NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
                                                    GROUP BY
                                                    CUT-OFF
                                          DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                          GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                            LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
         0.000                    76    $3,403,743       1.52%      $44,786         744       65.00%      $8,902       23.06%
 0.001-  0.500                   330    12,760,907        5.70       38,669         742        66.73       9,024        26.01
 0.501-  1.000                   496    23,497,453       10.50       47,374         731        68.03       9,666        25.61
 1.001-  1.500                   554    18,108,841        8.09       32,687         737        82.89       6,294        17.49
 1.501-  2.000                   886    31,824,262       14.22       35,919         741        91.11       7,028        16.34
 2.001-  2.500                 1,083    43,807,229       19.57       40,450         742        96.49       5,705        19.47
 2.501-  3.000                   581    24,023,430       10.73       41,348         717        94.81       6,459        19.16
 3.001-  3.500                   791    32,457,528       14.50       41,034         697        97.67       5,154        19.85
 3.501-  4.000                   382    14,436,496        6.45       37,792         671        95.23       5,177        18.52
 4.001-  4.500                   437    17,019,248        7.60       38,946         668        97.94       4,888        19.42
 4.501-  5.000                    50     2,235,784        1.00       44,716         664        98.12       4,478        21.38
 5.001-  5.500                     4       219,072        0.10       54,768         655        99.55       4,380        23.13
 5.501 and Over                    3        69,635        0.03       23,212         668        87.08       5,118        14.83
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                          5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------






                                                    DEBT-TO-INCOME RATIOS OF THE GROUP II LOANS

---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
RANGE OF DEBT TO INCOME     NUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
RATIOS (%)                                            GROUP BY
                                                       CUT-OFF
                                             DATE      DATE                     AVERAGE       AVERAGE    AVERAGE       AVERAGE
                             GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    RESIDUAL      JUNIOR
                               LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     INCOME       RATIO
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
  00.01- 05.00                        3      $108,418       0.05%      $36,139         684       97.93%     $29,815       18.15%
  05.01- 10.00                       16       491,239        0.22       30,702         739        71.64      27,011        22.27
  10.01- 15.00                       60     2,298,003        1.03       38,300         742        74.00      22,771        22.16
  15.01- 20.00                      145     4,876,743        2.18       33,633         730        87.49      13,561        19.87
  20.01- 25.00                      324    11,766,184        5.26       36,315         736        86.85       9,872        20.02
  25.01- 30.00                      613    22,627,749       10.11       36,913         726        85.46       8,893        20.14
  30.01- 35.00                      951    36,971,696       16.52       38,877         723        87.63       7,270        20.02
  35.01- 40.00                    1,284    52,214,061       23.32       40,665         721        89.07       5,700        19.87
  40.01- 45.00                    1,577    63,710,235       28.46       40,400         714        87.82       4,762        20.75
  45.01- 50.00                      661    26,297,522       11.75       39,784         714        89.98       4,490        19.63
  50.01- 55.00                       39     2,501,780        1.12       64,148         746        85.61       4,654        23.39
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
TOTAL                             5,673  $223,863,628     100.00%      $39,461         720       87.83%      $6,485       20.22%
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------
---------------------------- ----------- ------------- ----------- ------------ ----------- ------------ ----------- ------------

As of the cut-off date, the weighted average  debt-to-income  ratio of the Group
II Loans was approximately 37.53%.





                                                       RESIDUAL INCOME OF THE GROUP II LOANS

------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
RANGE OF RESIDUAL INCOME BALANCENUMBER OF     CUT-OFF     % OF LOAN     AVERAGE    WEIGHTED     WEIGHTED    WEIGHTED
                                                          GROUP BY
                                                          CUT-OFF
                                                DATE      DATE                     AVERAGE       AVERAGE    AVERAGE
                                GROUP        PRINCIPAL    PRINCIPAL    PRINCIPAL   CREDIT       COMBINED    JUNIOR
                                  LOANS       BALANCE      BALANCE      BALANCE      SCORE      LTV RATIO     RATIO
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
Less than 1,500                        144    $3,369,379       1.51%      $23,398         726       88.35%      21.20%
1,500 - 1,999                          361     9,430,895        4.21       26,124         717        91.80       21.02
2,000 - 2,999                        1,093    32,715,115       14.61       29,931         719        91.15       20.82
3,000 - 3,999                        1,117    37,477,289       16.74       33,552         716        90.10       19.96
4,000 - 4,999                          847    32,790,481       14.65       38,714         718        88.85       19.75
5,000 - 5,999                          621    26,892,658       12.01       43,305         715        89.42       20.51
6,000 and Greater                    1,490    81,187,812       36.27       54,488         726        84.33       20.09
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------
TOTAL                                5,673  $223,863,628     100.00%      $39,461         720       87.83%      20.22%
------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------

As of the cut-off date, the weighted average residual income of the mortgagors for the Group II Loans was $6,485.

